2006 Investor Conference November 28, 2006

Forward-Looking Statements This presentation may include forward-looking statements, such as anticipated financial performance, capital structure and other financial items, statements on our plans and objectives, statements of future economic performance, and assumptions underlying the statements regarding our business. Actual results could differ materially from any forward-looking statements due to several important factors described in our latest SEC filings. We assume no obligation to update any forward-looking statements made during this presentation.

Meadowbrook Insurance Group We are a specialty risk management company providing insurance and self-insurance programs for: agents brokers professional and trade associations pools trusts and, small to medium-sized insureds.

Corporate Structure Revenue is derived from over $700 million in annual gross premiums under management. Approximately 50% of these premiums are underwritten within our insurance company operations; the remaining 50% represents premiums under management within our fee-for-service and agency operations. Meadowbrook Insurance Group Insurance Company Operations Gross Fees and Commissions Fee-for-Service Operations: Agency Operations Net Earned Premiums ($253.9M) Investment Income ($21.0M) Managed Service Fees ($29.9M) Intercompany Fees ($50.2M) Commission Income ($8.6M) Profit Based Commission ($1.7M) *Revenue amounts based on a trailing twelve month period ending September 30, 2006.

Meadowbrook Insurance Group Revenue Source ~ Insurance Company Operations Writes specialty property and casualty programs Four U.S. domiciled insurance carriers Two Bermuda-based rent-a-captive insurance companies 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2003 2004 2005 2006 Gross Written Premium $253,280 $313,493 $332,209 $335,000(1) Net Earned Premium 151,205 214,493 249,959 255,102(2) Net Investment Income 13,484 14,911 17,975 21,605(2) (2) Represents annualized estimate (1) Represents high end of guidance

Insurance Company Operations Specialty Programs Distribution system: Mainly small to medium-sized agents & brokers/program administrators Small to medium-sized individual insureds Specialty Programs ~ selected classes of business generally designed for association / industry groups Ability to write in all 50 states Local or regional geographic focus - not national $2 - $25 million (initial volume)

Examples of Specialty Programs Specialty Agricultural Hog Confinement Custom Harvestors Association Endorsed Christian Booksellers NAMM (music equipment stores) Manufacturing ChemPlan - Chemical Distribution ASIC (site-improvement contractors)

Insurance Operations Balance of Net Earned Premiums by Lines of Business Workers' Compensation - 42.7% Commercial Multi-Peril - 25.0% Commercial Auto Liability - 19.4% Medical Malpractice - 4.4% Other Liability - 3.5% All other lines - 5.0% Information for the nine months ended September 30, 2006

Meadowbrook Insurance Group Revenue Source~ Gross Fees and Commissions Manages self-insured programs Offshore captive and rent-a-captive insurance companies for clients Operates five retail/wholesale insurance agencies Provides all backroom services for MIG Insurance Company Operations - Intercompany Fees Requires minimal capital Covers fixed costs and debt service Provides free cash flow for acquisitions/other uses No risk taking 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2003 2004 2005 2006 (2) Fee for service revenue $ 36,118 $ 32,054 $ 26,774 $ 31,185 Commission 9,173 8,481 9,142 10,947 Intercompany Fees (1) 35,810 48,050 50,754 49,797 Gross Fees & Commissions $ 81,101 $ 88,585 $ 86,670 $ 91,929 (1) For the trailing twelve months, the margin on the management company operations increased the expense ratio on the insurance company operations by 2.8 percentage points (not including holding company expenses). (2) Represents annualized estimate

2003 2004 2005 2006 2007 Annual Gross Commissions & Fees 81.1 88.5 86.7 91.9 93 (without Missouri Run-Off Contracts) 66.6 80.3 86.2 91.9 93 Gross Fees and Commissions In the third quarter of 2004, we accelerated the recognition of $3.5 million in revenue from two limited duration contracts with the State of Missouri. Represents annualized estimate. Represents mid-point of the 2007 guidance ($92.0 to $94.0 million) (1) Blue line represents results without the Missouri run-off contracts. CAGR = 8.7%

Fee-For-Service Operations Managed Programs - No Risk Taking Fees received are either a fixed amount or based on a percentage of premium Self-insured workers' compensation funds Public entity pools and trusts Provide complete back-room services for other insurance companies

Examples of Managed Programs Michigan Municipal League Pool/Fund Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund Southern Eagle Insurance Company

Competitive Advantages Total of 23 regional offices local people = local knowledge performing the underwriting, claims handling and loss control services History of profitable specialty underwriting expertise Strong long-term relationships with constituents High retention rate on programs -many over 15 years Thorough due diligence process and new business review Efficient web based business processing

Program Controls Perform own underwriting - minimal functions delegated Manage our own claims - not outsourced to MGA's Regular audits of our branch offices and program partners All data on our system Monthly review of premium and losses on all programs

Regionally Focused Offices CA NV KS MN MA FL AL MI TN Corporate Headquarters: Southfield Grand Rapids Saginaw Lincoln Las Vegas (2) Montgomery Overland Park Cerritos Roseville Sarasota (2) Hamilton, Bermuda Nashville Andover Bridgetown, Barbados Bloomington Largo Cincinnati OH NE Wellesley Reno

Financial Section

We have balanced revenue sources (agency commissions, fee-for-service, and insurance premiums). Organic growth - all revenue sources Add new members to existing programs Implement new insurance and managed programs Add new agency clients Underwrite risks for strategic carrier partners. Act as underwriting manager for non-affiliated insurance companies on small workers' compensation business Conversion of premiums from managed programs to risk-bearing programs. Strategic acquisitions Existing partners - expansion of agency commission revenue and leverage redundant costs in the supply chain. Regional fee-for-service opportunities that compliment our existing infrastructure. Revenue Growth Strategy

Growth of Underwriting Profits Focus on improving combined ratio Shift in mix of business has... slightly increased expense ratio decreased loss ratio Eliminate majority front fees upon A.M. Best upgrade (1.5 percentage point impact) Recognize margin on gross commissions and fees adds approximately 2.8 percentage points to expense ratio

Expense Reduction Initiatives Web based processing Workers' comp line of business (completed) Other lines of business (in process) Eliminating legacy systems Florida (completed) California (in progress) Self-insured management (in progress) Automated interface with partners reduces frictional costs and increases efficiency

2003 2004 2005 2006 Gross Written Premium 253.28 313.493 332.2 335 Gross Earned Premium 212.28 288.868 325.5 326.1 Controlled Growth of Premium CAGR = 9.8% CAGR = 15.4% (1) Represents annualized estimate. (2) Represents high end of the revised guidance.

2003 2004 2005 2006 (1) 2007 (2) GAAP Combined Ratio 1.044 1.014 0.987 0.96900000026296 0.98 GAAP Combined Ratio As of September 30, 2006 Mid-point of 2007 guidance (97.5% to 98.5%)

Successful Deployment of Capital 2003 2004 2005 2006 (1) 2007 (2) EPS 0.35 0.48 0.6 0.71 0.825 2003 2004 2005 9/30/2006 Shareholders' Equity 155.1 167.5 177.4 195.5 Excluding unrealized gains and share repurchases 149.2 162.7 182.7 196.1 Diluted EPS Shareholders' Equity (in millions) Controlled growth with diligent underwriting focus, expense management and balancing revenue sources create shareholder value. Represents high end of guidance (68 - 71 cents) Represents mid-point of the 2007 guidance (80 - 85 cents) CAGR =23.9% CAGR=8.0% CAGR =9.5%

Successful Deployment of Capital 2003 2004 2005 2006(1) EPS 10.1 14.1 17.9 21.5 2003 2004 2005 2006 (1) Revenue 210.8 270.3 304 318.9 Revenues (in millions) Controlled growth with diligent underwriting focus, expense management and balancing revenue sources create shareholder value. CAGR = 14.8% CAGR =28.6% (1) Represents annualized estimate. Net Income (in millions)

No common equities 99.7% of portfolio is investment grade Pre-tax yield 4.29% After-tax yield 3.27% Duration is 3.9 years Investment Portfolio Information as of September 30, 2006

On a long-term basis, our key financial target is to achieve a return on beginning equity within the 14 - 16% range. Maintain a balance in the mix of business, increasing fee-based revenue, and improving productivity and efficiency of the operations. Our guidance for 2006 would result in over 12.1% ROE on beginning equity and a bottom line compound annual growth rate of 15% over the long term. Corporate Strategy

Reserves Stability and strength of reserves: Quarterly review by independent third party actuaries confirms reserve level No exposure to asbestos and other toxic torts Minimal property catastrophe exposure Geographic diversification

A.M. Best Rating Statements May 2006 A.M. Best affirmed current rating of B++ (Very Good) and updated the outlook to positive: The affirmation and upgrade reflects A.M. Best's positive assessment of Meadowbrook's continued underwriting and operating improvements, solid capitalization, and management expertise in the alternative risk market. A.M. Best stated: "The ratings also recognize the significant improvement in earnings during the past two calendar years."

Current Outlook

Current Market Conditions Moderately more competitive environment Continued demand for alternative risk/ specialty program underwriters Impact of previous years' rate increases have improved profitability and quality of underwritten business Modest downward pressure on insurance pricing Incremental industry-wide softening of prices in non-catastrophe exposed business

Guidance Our outlook for the full year 2006 earnings was between $0.68 and $0.71. Based upon the results of the first nine months of 2006, we anticipate the full year 2006 earnings to be at the high end of the range. Our 2006 outlook includes a target of $330.0 - $335.0 million in gross written premium, gross commissions and fees of $90.0 - $92.0 million, and a combined ratio of between 97.0% and 98.0%. Our full year 2007 anticipated earnings are expected to grow by approximately 18% to between $0.80 and $0.85 per share. Our 2007 outlook includes a target of $375.0 - $385.0 million in gross written premium, gross commissions and fees of $92.0 - $94.0 million, and a combined ratio of between 97.5% and 98.5%.

Creating Shareholder Value Sustainable, competitive advantage: Program specialist - core businesses Select jurisdictions - regional focus, local knowledge Diverse distribution channels Local and regional agents Recognized leader in alternative risk management Efficient web based business processing Controlled and disciplined underwriting

Creating Shareholder Value Balanced Revenue Base helps us manage through the cycles Managed Fees Commissions Underwriting Income Investment Income Continued Opportunity to Leverage Fixed Costs Customized Solutions Align financial interests of parties Partner loyalty Barriers to entry are high Innovation - new products & services new territories

MIG FACT SHEET NYSE Meadowbrook Insurance Group (MIG) Outstanding Shares: 29.0 million shares (as of 9/30/06) Market Cap: $332.3 million (based on 11/10/06 closing price) Book Value $195.5 (as of 9/30/06) Current Insider Ownership: 11.6% (as of 9/30/06) Book value per share: $6.73 (as of 9/30/06) Debt to Equity: 33.6% (as of 9/30/06) Price / Book: 167% (as of 9/30/06) A.M. Best rating: B++ (Very Good) with a positive outlook Statutory Surplus: $160.9 million (as of 9/30/06) GWP to surplus: 2.0 to 1 (targeted maximum: 2.8 to 1) NWP to surplus 1.6 to 1 (targeted maximum: 2.25 to 1)